                                                                  Draft 10/15/01

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



                Date of Report (date of earliest event reported):



                                 October 3, 2001



                                ENERGYSOUTH, INC.
             (exact name of registrant as specified in its charter)



                         Commission File No.: 333-42057



                 Alabama                         58-2358943
         (State of Incorporation)    (I.R.S. Employer Identification No.)



                               2828 Dauphin Street
                              Mobile, Alabama 36606
                    (Address of Principal executive offices)





                          Registrant's Telephone Number
                       Including Area Code: (334) 450-4774




                             Exhibit Index at page 3

Item 5.       Other Events

On October 3, 2001, the Alabama Public Service Commission issued the Report and Order filed herewith as Exhibit 99(a) and incorporated by reference herein, approving rate adjustments for the Registrant's subsidiary, Mobile Gas Service Corporation.

Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits.

(c) Exhibits.

         Exhibit No.     Description
         99(a)           Report and Order of Alabama Public Service Commission
                         dated October 3, 2001.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                        ENERGYSOUTH, INC.


October 18, 2001                       By /s/ G. Edgar Downing, Jr.

                                               G. Edgar Downing, Jr.

                                               Secretary

                                  EXHIBIT INDEX



                                                                     Page
Exhibit No.       Description                                       Number
-----------       -----------                                     ----------
99(a)             Report and Order of Alabama Public Service          4
                  Commission dated October 3, 2001.


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